CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2018
CAPITAL MANAGEMENT
CAPITAL MANAGEMENT

17.  CAPITAL MANAGEMENT

The Trust’s capital structure comprises the total of the stapled unitholders’ equity and debt. The total managed capital of the Trust is summarized below:

As at December 31,	2018	2017
Unsecured debentures, net	$647,849	$647,306
Unsecured term loans, net	550,565	—
Cross currency interest rate swaps	104,757	61,466
Bank indebtedness	—	32,552
Total debt	1,303,171	741,324
Stapled unitholders’ equity	2,495,518	2,136,614
Total managed capital	$3,798,689	$2,877,938

The Trust manages, monitors and adjusts its capital balances in response to the availability of capital, economic conditions and investment opportunities with the following objectives in mind:

•	Compliance with investment and debt restrictions pursuant to the Amended and Restated Declaration of Trust;
•	Compliance with existing debt covenants;
•	Maintaining investment grade credit ratings;
•	Supporting the Trust’s business strategies including ongoing operations, property development and acquisitions;
•	Generating stable and growing cash distributions; and
•	Building long‑term unitholder value.

The Amended and Restated Declaration of Trust contains certain provisions with respect to capital management which include:

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The Trust shall not incur or assume any indebtedness if, after giving effect to the incurring or assumption of the indebtedness, the total indebtedness of the Trust would be more than 65% of the Gross Book Value (as defined in the Amended and Restated Declaration of Trust); and

•

The Trust shall not invest in raw land for development, except for (i) existing properties with additional development, (ii) the purpose of renovating or expanding existing properties or (iii) the development of new properties, provided that the aggregate cost of the investments of the Trust in raw land, after giving effect to the proposed investment, will not exceed 15% of Gross Book Value.

At December 31, 2018, the Trust’s combined debt consists of the unsecured debentures, the term loans and the credit facility when drawn, each of which have various financial covenants. These covenants are defined within the trust indenture, the term loan agreements and the credit facility agreement and, depending on the debt instrument, include a total indebtedness ratio, a secured indebtedness ratio, an interest coverage ratio, an unencumbered asset ratio and a minimum equity threshold. The Trust monitors these provisions and covenants and was in compliance with their respective requirements as at December 31, 2018 and 2017.

Distributions are made at the discretion of the Board of Trustees (the “Board”) and Granite REIT intends to distribute each year all of its taxable income pursuant to its Amended and Restated Declaration of Trust as calculated in accordance with the Income Tax Act. As the Trust’s taxable income exceeded monthly distributions during the year ended December 31, 2018, the Trust declared a special distribution of $1.20 per stapled unit (note 10). This special distribution was made to ensure that Granite would not be liable to pay income taxes for the taxation year ending December 31, 2018. For fiscal year 2018, the Trust also declared a monthly distribution of $0.227 per stapled unit from January to November and a monthly distribution of $0.233 per stapled unit for the month of December. The Board determines monthly distribution levels having considered, among other factors, estimated 2018 and 2019 cash generated from operations and capital requirements, the alignment of its current and targeted payout ratios with the Trust’s strategic objectives and compliance with the above noted provisions and financial covenants.